    As filed with the Securities and Exchange Commission on January 18, 2002.

                                                      Registration No. 333-75820
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 2
                             TO FORM S-4 ON FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                               DEAN FOODS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                                                75-2559681
-------------------------------                              -------------------
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                               Identification No.)

                        2515 MCKINNEY AVENUE, SUITE 1200
                               DALLAS, TEXAS 75201
                    (Address of Principal Executive Offices)

                                   ----------

                    DEAN FOODS COMPANY 1989 STOCK AWARDS PLAN
               DEAN FOODS COMPANY 1992 DIRECTOR STOCK AWARDS PLAN
               DEAN FOODS COMPANY 1996 DIRECTOR STOCK AWARDS PLAN
       DEAN FOODS COMPANY INDIVIDUAL NON-QUALIFIED STOCK OPTION AGREEMENTS
                            (Full Title of the Plans)

                                   ----------

       MICHELLE P. GOOLSBY                                    COPY TO:
    EXECUTIVE VICE PRESIDENT                            WILLIAM A. MCCORMACK
       DEAN FOODS COMPANY                               HUGHES & LUCE, L.L.P.
2515 MCKINNEY AVENUE, SUITE 1200                    1717 MAIN STREET, SUITE 2800
      DALLAS, TEXAS  75201                              DALLAS, TEXAS  75201
         (214) 303-3400                                    (214) 939-5500

                     (Name, Address, and Telephone Number,
                   including Area Code, of Agent for Service)

                                   ----------

                         CALCULATION OF REGISTRATION FEE


TITLE OF EACH CLASS             AMOUNT             PROPOSED MAXIMUM       PROPOSED MAXIMUM           AMOUNT OF
   OF SECURITIES                 TO BE              OFFERING PRICE           AGGREGATE             REGISTRATION
  TO BE REGISTERED           REGISTERED(1)            PER SHARE            OFFERING PRICE              FEE
-------------------          -------------         ----------------       ----------------         ------------
Common Stock,
$0.01 par value              3,164,175(2)                 (3)                   (3)                     (3)

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, as amended (the "Securities Act"), this registration statement also covers an indeterminate amount of shares as may be required to cover possible adjustments under the plans and agreements covered hereby by reason of any stock dividend, stock split, share combination, exchange of shares, recapitalization, merger, consolidation, separation, reorganization, liquidation or the like, of or by the registrant.

(2) This Post-Effective Amendment No. 2 on Form S-8 to Amendment No. 1 to the Registration Statement on Form S-4 covers 3,164,175 shares of common stock, par value $0.01 per share (the "Common Stock"), of Dean Foods Company (the "Registrant") originally registered on Amendment No. 1 to the Registration Statement on Form S-4.

(3) All filing fees payable in connection with the registration of these securities were paid in connection with the filing of the Registration Statement on Form S-4 on July 11, 2001 and Amendment No. 1 to the Registration Statement on Form S-4 on August 10, 2001 registering 18,509,450 shares of Common Stock of the Registrant, including the 3,164,175 shares being registered hereunder.

                              EXPLANATORY STATEMENT

         We are filing this Post-Effective Amendment No. 2 to add the individual non-qualified stock option agreements referenced herein to the list of employee benefit plans of the former Dean Foods Company, a Delaware corporation ("Old Dean Foods"), listed in Post-Effective Amendment No. 1 under which shares of our common stock, $.01 par value per share, may be issued. The shares of common stock covered hereby were originally registered pursuant to our Registration Statement on Form S-4 (File No. 333-64936) filed in connection with our acquisition by merger of Old Dean Foods. We converted the registration of the shares of common stock issuable under Old Dean Foods' employee benefit plans to Form S-8 pursuant to Post-Effective Amendment No. 1 to Form S-4, which was filed with the Securities and Exchange Commission on December 21, 2001 ("Post-Effective Amendment No. 1").

         Pursuant to an Agreement and Plan of Merger, dated as of April 4, 2001 (the "Merger Agreement"), among us (formerly known as Suiza Foods Corporation), Blackhawk Acquisition Corp., a Delaware corporation and our wholly-owned subsidiary ("Blackhawk") and Old Dean Foods, at the effective time of the merger between Blackhawk and Old Dean Foods, each outstanding stock award originally issued by Old Dean Foods pursuant to the plans and agreements identified below and covering shares of Old Dean Foods common stock were converted into an award of or an option to acquire our common stock:

         Dean Foods Company 1989 Stock Awards Plan
         Dean Foods Company 1992 Director Stock Awards Plan
         Dean Foods Company 1996 Director Stock Awards Plan
         Dean Foods Company Individual Non-Qualified Stock Option Agreements

         Each outstanding stock award is exercisable for the number of shares of Old Dean Foods common stock to which the corresponding Old Dean Foods option or other stock based award was subject multiplied by 0.7521.

         We hereby amend our Registration Statement (the "Registration Statement") on Form S-4 (No. 333-64936), filed with the Securities and Exchange Commission on July 11, 2001, as amended by Amendment No. 1 to Form S-4 filed on August 10, 2001, as amended by Post-Effective Amendment No. 1 on Form S-8 filed on December 21, 2001, by filing this Post-Effective Amendment No. 2 on Form S-8 (the "Post-Effective Amendment") relating to 3,164,175 shares of our common stock issuable upon the exercise of stock awards issued under the Dean Foods Company 1989 Stock Awards Plan, the Dean Foods Company 1992 Director Stock Awards Plan, the Dean Foods Company 1996 Director Stock Awards Plan and the Dean Foods Company Individual Non-Qualified Stock Option Agreements identified herein.

                                     PART I

ITEM 1. PLAN INFORMATION*

ITEM 2. REGISTRATION INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*





* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act and the "Note" to Part I of Form S-8.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents heretofore filed with the Securities and Exchange Commission (the "Commission") by Dean Foods Company (the "Registrant") are incorporated by reference in this Registration Statement:

         (a) Annual Report on Form 10-K for the fiscal year ended December 31, 2000, which contains the Registrant's audited financial statements for the Registrant's last completed fiscal year (the "2000 Form 10-K").

         (b) Quarterly Reports on Form 10-Q for the periods ended March 31, 2001, June 30, 2001, and September 30, 2001.

         (c) Current Reports on Form 8-K filed on April 5, 2001 (amended by Form 8-K/A filed on April 10, 2001), May 3, 2001 and January 7, 2002.

         (d) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A, dated February 19, 1997, (File Number 001-127-55), including any amendment or report filed for the purpose of updating such description.

         (e) The description of the Registrant's Common Stock purchase rights contained in the Registrant's Registration Statement on Form 8-A, dated March 10, 1998, (File Number 001-127-55), including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all of the shares of Common Stock offered have been sold or which deregisters all of such shares then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents (such documents, and the documents enumerated above, "Incorporated Documents").

         Any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed Incorporated Document modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         A partner with Hughes & Luce, L.L.P. beneficially owns 41,795 shares of common stock.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        The Registrant's Certificate of Incorporation provides that no director of the Registrant will be personally liable to the Registrant or any of its stockholders for monetary damages arising from the director's breach of fiduciary duty as a director, with certain limited exceptions.

        Pursuant to the provisions of Section 145 of the Delaware General Corporation Law, every Delaware corporation has the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, against any and all expenses, judgments, fines and amounts paid in settlement and reasonably incurred in connection with such action, suit or proceeding. The power to indemnify applies only if such person acted in good faith and in a manner such person reasonably believed to be in the best interests, or not opposed to the best interests, of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

        The power to indemnify applies to actions brought by or in the right of the corporation as well, but only to the extent of defense and settlement expenses and not to any satisfaction of a judgment or settlement of the claim itself, and with the further limitation that in such actions no indemnification shall be made in the event of any adjudication of negligence or misconduct unless the court, in its discretion, believes that in light of all the circumstances indemnification should apply.

        The Registrant's Certificate of Incorporation contains provisions requiring it to indemnify its officers and directors to the fullest extent permitted by the Delaware General Corporation Law.


ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8. EXHIBITS.

4.1+ Restated Certificate of Incorporation of the Registrant dated December 21, 2001.

4.2 Rights Agreement dated March 6, 1998 among the Registrant and Harris Trust & Savings Bank, as rights agent, which includes as Exhibit A the Form of Rights Certificate (incorporated by reference from the Registration Statement on Form 8-A filed on March 10, 1998 (File No. 1-12755)).

4.3*              Form of Dean Foods Company Individual Non-Qualified Stock
                  Option Agreements.

5.1+              Opinion of Hughes & Luce, L.L.P.

23.1+             Consent of Hughes & Luce, L.L.P. (contained in Exhibit 5.1).

23.2*             Consent of Deloitte & Touche LLP (for the Registrant).

24.1+             Power of Attorney (contained in signature page).

----------

+ Previously filed.

* Filed herewith.

ITEM 9. UNDERTAKINGS.

         (a) The Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The Registrant hereby undertakes that for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification by the Registrant for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in
Item 6, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification by the Registrant against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dallas, State of Texas, on January 17, 2002.

                                DEAN FOODS COMPANY


                                By: /s/ Barry A. Fromberg
                                    --------------------------------------------
                                    Barry A. Fromberg
                                    Executive Vice President and Chief
                                    Financial Officer
                                    (Principal Financial and Accounting Officer)

                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

              Signature                                Title                                Date
              ---------                                -----                                ----
              *                        Chief Executive Officer and Director          January 17, 2002
--------------------------------       (Principal Executive Officer)
Gregg L. Engles


/s/ BARRY A. FROMBERG                  Principal Financial and                       January 17, 2002
--------------------------------       Accounting Officer
Barry A. Fromberg


              *                        Vice Chairman of the Board                    January 17, 2002
--------------------------------
Gregg L. Engles


              *                        Director                                      January 17, 2002
--------------------------------
Pete Schenkel


              *                        Director                                      January 17, 2002
--------------------------------
Hector M. Nevares


              *                        Director                                      January 17, 2002
--------------------------------
Alan Bernon


              *                        Director                                      January 17, 2002
--------------------------------
Tom Davis


              *                        Director                                      January 17, 2002
--------------------------------
Stephen L. Green


              *                        Director                                      January 17, 2002
--------------------------------
Joseph S. Hardin, Jr.


              *                        Director                                      January 17, 2002
--------------------------------
John Muse


              *                        Director                                      January 17, 2002
--------------------------------
P. Eugene Pender


              *                        Director                                      January 17, 2002
--------------------------------
Jim Turner

*By: /s/ BARRY A. FROMBERG
     ---------------------------
         Attorney-In-Fact

                                INDEX TO EXHIBITS

         The following documents are filed as exhibits to this registration statement.

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
4.1+              Restated Certificate of Incorporation of the Registrant dated
                  December 21, 2001.

4.2               Rights Agreement dated March 6, 1998 among the Registrant and
                  Harris Trust & Savings Bank, as rights agent, which includes as Exhibit A the Form of Rights Certificate (incorporated by reference from the Registration Statement on Form 8-A filed on March 10, 1998 (File No. 1-12755)).

4.3*              Form of Dean Foods Company Individual Non-Qualified Stock
                  Option Agreements.

5.1+              Opinion of Hughes & Luce, L.L.P.

23.1+             Consent of Hughes & Luce, L.L.P. (contained in Exhibit 5.1).

23.2*             Consent of Deloitte & Touche LLP (for the Registrant).

24.1+             Power of Attorney (contained in signature page).

----------

+ Previously filed.
* Filed herewith.